ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                             AS OF JANUARY 23, 2007

     As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW



                                                                                              UNAUDITED
                                                                                ESTIMATED     AVERAGE PER
                 RATED                                        ESTIMATED         CONTRACT     DAY OPERATING     ADDITIONAL
   RIG NAME      WATER      LOCATION        CUSTOMER      CONTRACT END DATE      DAYRATE       COSTS (NOT       COMMENTS
                 DEPTH                                                                         INCLUDING
                                                                                              TAX) FOR THE
                                                                                              THREE MONTHS
                                                                                                 ENDED
                                                                                              NOVEMBER 30,
                                                                                               2006/MONTH
                                                                                                 ENDED
                                                                                              NOVEMBER 30,
                                                                                               2006 ONLY
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SEMISUBMERSIBLES:
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
ATWOOD           5000'     Australia    BHP BILLITON      FIRM WORK -         5 wells at     $80,000/84,000  Wells are
EAGLE                                   PETROLEUM PTY     (7 wells            $158,000                       subject to a
                                        ("BHPB")          remaining           1 well at                      change in
                                                          including current   $168,000                       sequence and
                                                          operation)          1 well at                      a portion of
                                                          October 2007        $150,000                       the dayrate
                                                                                                             is subject to
                                                                                                             some change
                                                                                                             due to
                                                                                                             currency
                                                                                                             exchange rate
                                                                                                             variance.

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                           Australia    BHPB              OPTIONS -           $168,000       N/A             A portion of
                                                          (3 wells)                                          the dayrate
                                                          December 2007 (if                                  is subject to
                                                          all three option                                   some change
                                                          wells are drilled)                                 due to
                                                                                                             currency
                                                                                                             exchange rate
                                                                                                             variance.
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                                       1

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                           Australia    ENI Spa AGIP      FIRM WORK -         $360,000       N/A             We expect the
                                        EXPLORATION &     (1 well)                                           well to take
                                        PRODUCTION        January 2008                                       40 to 45 days
                                        DIVISION ("ENI")  (assuming that                                     to complete.
                                                          all of the above
                                                          option wells are
                                                          drilled)

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                           Australia    WOODSIDE          FIRM WORK -          $405,000      N/A             A portion of
                                        ENERGY LTD        (2 years)                                          the dayrate
                                                          January 2010                                       is subject to
                                                          (assuming that                                     some change
                                                          all of the above                                   due to
                                                          option wells are                                   currency
                                                          drilled)                                           exchange rate
                                                                                                             variance.

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                           Australia    N/A               N/A                 N/A            N/A             The rig could
                                                                                                             be off
                                                                                                             dayrates for
                                                                                                             ten to
                                                                                                             fourteen days
                                                                                                             during the
                                                                                                             first quarter
                                                                                                             of fiscal
                                                                                                             year 2008 for
                                                                                                             required
                                                                                                             regulatory
                                                                                                             inspections
                                                                                                             and
                                                                                                             maintenance.

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ATWOOD HUNTER    5,000'    Mauritania/  WOODSIDE          FIRM WORK -         $240,000       $56,000/53,000  Operating
                           Libya                          April/May 2008      (Mauritania)                   costs are
                                                                              $245,000                       expected to
                                                                              (Libya)                        be $55,000 to
                                                                              (The rig                       $60,000 per
                                                                              incurred two                   day while
                                                                              (2) days of                    working in
                                                                              zero rate in                   Mauritania/Libya;
                                                                              October 2006                   however,
                                                                              due to an                      costs could
                                                                              equipment                      be higher
                                                                              repair                         during any
                                                                              issue).                        relocation
                                                                                                             period.

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                           Mauritania   N/A               N/A                 N/A            N/A             The rig was
                                                                                                             off dayrate
                                                                                                             for fourteen
                                                                                                             days during
                                                                                                             December 2006
                                                                                                             for required
                                                                                                             regulatory
                                                                                                             inspections
                                                                                                             and
                                                                                                             maintenance.

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                           TBD          WOODSIDE          OPTIONS -           TBD            N/A
                                                          Two (2) six-month
                                                          options. April 2009,
                                                          if exercised at
                                                          negotiated market
                                                          rate.

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                                       2

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ATWOOD FALCON    5,000'    Malaysia     SARAWAK SHELL     FIRM WORK -         $113,000       $92,000/$90,000 (The $24
                                        BERHAD ("SHELL")   July 10, 2007      (The rig       (Due to         million Shell
                                                                              incurred       expensing       reimbursement
                                                                              four (4)       certain costs   is being
                                                                              days of zero   incurred in     amortized as
                                                                              rate at the    the shipyard,   revenues over
                                                                              end of its     operating       the remaining
                                                                              shipyard       costs were      firm contract
                                                                              period due     high for the    commitment
                                                                              to weather     month and       following the
                                                                              related        three months    upgrade (32
                                                                              delays and     ended           months) which
                                                                              another        November 30,    will increase
                                                                              three (3)      2006.           dayrate
                                                                              days of zero                   revenues by
                                                                              rate after                     approximately
                                                                              leaving the                    $24,000.)
                                                                              shipyard due
                                                                              to final
                                                                              testing and
                                                                              commissioning
                                                                              of new
                                                                              equipment)

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                           Malaysia     SHELL             FIRM WORK -         $160,000/      N/A             Most of the
                                                          (2 years)           $200,000                       work during
                                                          July 2009           (dayrate                       this period
                                                                              depends on                     is expected
                                                                              water depth                    to be at the
                                                                              of each well)                  $160,000
                                                                                                             dayrate level.

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                           Malaysia     SHELL             OPTION -            TBD            N/A
                                                          (1 year)

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ATWOOD           2,000'    Turkey       TOREADOR TURKEY   FIRM WORK -         $125,000       $57,000/$52,000 It now
SOUTHERN CROSS                          LIMITED           (2 wells            (The rig                       appears that
                                        ("TOREADOR")      remaining           incurred two                   TOREADOR will
                                                          including current   (2) days of                    drill all of
                                                          well)               zero rate in                   its wells
                                                          March  2007         November due                   before the
                                                          (Subject to         to an                          MELROSE
                                                          TOREADOR drilling   equipment                      program.  The
                                                          this third well     repair                         dayrate for
                                                          prior to            issue.)                        the last well
                                                          commencing the                                     will be
                                                          MELROSE work.)                                     $135,000.

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                           Bulgaria     MELROSE           FIRM WORK -         $125,000       N/A
                                        RESOURCES         (3 wells)
                                        ("MELROSE")       June 2007 (Subject to
                                                          TOREADOR drilling this
                                                          third well prior to
                                                          commencing the MELROSE
                                                          work.)
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                                       3

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                           Bulgaria     MELROSE           OPTIONS -           $125,000       N/A
                                                          (2 wells)
                                                          July 2007 (if
                                                          both option wells
                                                          are drilled)

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                           Turkey       TURKIYE           FIRM WORK -         $290,000       N/A
                                        PETROLLERI A.O.   (3 wells)
                                        ("TPAO")          October 2007 (assuming
                                                          above option wells are
                                                          drilled)

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                           Turkey       TPAO              OPTIONS -           $320,000       N/A             If TPAO
                                                          (3 wells)                                          exercises
                                                           January 2008                                      their
                                                          (assuming MELROSE                                  options, the
                                                          option wells                                       well sequence
                                                          drilled and TPAO                                   for TPAO
                                                          exercises options                                  option wells
                                                          to drill all                                       and VANCO
                                                          three option                                       wells could
                                                          wells)                                             change.

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                           Ukraine      VANCO             FIRM  WORK -        $305,000       N/A             See above
                                        INTERNATIONAL     (1 well)
                                        LTD.              ("VANCO") March 2008
                                                          (assuming MELROSE and
                                                          TPAO options are
                                                          exercised)

---------------------------------------------------------------------------------------------------------------------------
                           Ukraine      VANCO             OPTIONS -           $325,000       N/A             See above
                                                          (1 well)
                                                          April 2008
                                                          (assuming
                                                          MELROSE, TPAO and
                                                          VANCO options are
                                                          all exercised)

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                                       4

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CANTILEVER JACK-UPS:

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ATWOOD BEACON    400'     India        GUJARAT STATE       FIRM WORK -        $113,000       $36,000/$46,000
                                       PETROLEUM           January 2008
                                       CORPORATION LTD
                                       ("GSPC")

---------------------------------------------------------------------------------------------------------------------------
                          India        GSPC                FIRM WORK -        $133,500       N/A
                                                           (12 months)
                                                           January 2009

---------------------------------------------------------------------------------------------------------------------------
                          India        GSPC                OPTIONS - (1       TBD            N/A
                                                           year)

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
VICKSBURG        300'     Thailand     CHEVRON OVERSEAS    FIRM WORK -        $94,500        $40,000/$37,000
                                       PETROLEUM           June 2007
                                       ("CHEVRON")

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                          Thailand     CHEVRON             FIRM WORK -        $154,000       N/A
                                                           (2 years)
                                                           June 2009



---------------------------------------------------------------------------------------------------------------------------
                          Thailand     N/A                 N/A                N/A            N/A             The rig could
                                                                                                             be off
                                                                                                             dayrate for
                                                                                                             ten to
                                                                                                             fourteen days
                                                                                                             during the
                                                                                                             first quarter
                                                                                                             of fiscal
                                                                                                             year 2008 for
                                                                                                             required
                                                                                                             regulatory
                                                                                                             inspections
                                                                                                             and
                                                                                                             maintenance.


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SEMISUBMERSIBLE TENDER ASSIST UNIT:

---------------------------------------------------------------------------------------------------------------------------
SEAHAWK          1,800'   Equatorial   AMERADA HESS        FIRM WORK -        $68,430        $74,000/$70,000 Contract
                          Guinea       EQUATORIAL          September 2008     (plus                          provides for
                                       GUINEA, INC.                           approximately                  dayrate
                                       ("HESS")                               $19,000 of                     increases
                                                                              amortized                      based upon
                                                                              per day                        certain cost
                                                                              revenue.)                      escalations
                                                                                                             beginning
                                                                                                             with the
                                                                                                             second year
                                                                                                             of the
                                                                                                             contract.
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                                       5

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                          Equatorial   HESS                OPTIONS -          $68,430        N/A             Dayrate
                          Guinea                           (2 years)                                         subject to
                                                           September 2010                                    increase due
                                                           (if all four                                      to contract
                                                           six-month                                         cost
                                                           options are                                       escalations.
                                                           exercised)

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SUBMERSIBLE:

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RICHMOND         70'      US Gulf of   HELIS OIL & GAS     FIRM WORK -        $80,000        $34,000/33,000
                          Mexico       ("HELIS")           (4 wells
                                                           remaining,
                                                           including
                                                           current well)
                                                           May/June  2007

----------------------------------------------------------------------------------------------------------------------------
                          US Gulf of   HELIS               OPTIONS -          TBD            N/A
                          Mexico                           September/October
                                                           2007
                                                           (one option for
                                                           four additional
                                                           wells)

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                          US Gulf of   N/A                 N/A                N/A            N/A             The rig could
                          Mexico                                                                             be off dayrate
                                                                                                             for ten to fourteen
                                                                                                             days during the second
                                                                                                             quarter of fiscal
                                                                                                             year 2008 for
                                                                                                             required regulatory
                                                                                                             inspections and
                                                                                                             maintenance.
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MANAGEMENT CONTRACT

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NORTH RANKIN     N/A      Australia    WOODSIDE            FIRM WORK -        Daily margin                   The
`A'                                                        May 2007           of around                      management
                                                                              $5,000                         contract
                                                                                                             could
                                                                                                             terminate in
                                                                                                             May 2007.
-----------------------------------------------------------------------------------------------------------------------------


NOTE - EXPECTED TAX RATE

     1) The effective tax rate for fiscal year 2007 is now expected to be 15% to 20%. Virtually all of the Company's expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

2)       Other Drilling Costs in Addition to the Above Rig Costs -

                   PER DAY FOR THREE MONTHS ENDED NOVEMBER 2006        $12,000



                                       6